Exhibit 10.21

AMENDMENT TO TRUST NOTE AMENDMENT AGREEMENT

THIS AMENDMENT TO TRUST NOTE AMENDMENT AGREEMENT (“Amendment”) dated as of May __, 2020, is to become affixed to, modify and become a part of that certain Trust Note Amendment Agreement (the “Note Amendment Agreement”) dated as of April 24, 2020 by and among TORCHLIGHT ENERGY RESOURCES, INC., a Nevada corporation, (the “Borrower”), each of the Subsidiaries of the Borrower identified on the signature pages hereto, and THE DAVID A. STRAZ, JR. IRREVOCABLE TRUST DTD 11/11/1986, THE NORTHERN TRUST COMPANY and CHRISTOPHER M. STRAZ, as Co-Trustees (the “Trust”, and a “Lender”).

WHEREAS, the parties to the Note Amendment Agreement desire to amend the Note Amendment Agreement; and

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements and the respective representations and warranties herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

1.       The Note Amendment Agreement is amended and modified by amending and restating Section 2.02 of the Note Amendment Agreement as follows:

“SECTION 2.02 Accrued Interest; Fees. No later than the earlier of (A) May 25, 2020 or (B) one Business Day after the closing of the Borrower’s contemplated offer and sale of common stock under an underwritten public offering through a shelf takedown using it’s Form S-3 registration statement (No. 333-220181); the Borrower shall pay (a) to the Lenders all past due interest that has accrued on the Existing Notes; and (b) to The David A. Straz, Jr. Irrevocable Trust dtd 11/11/1986, The Northern Trust Company and Christopher M. Straz, as Co-Trustees, an extension fee in the amount of One Hundred Seventy Thousand and No/100 Dollars ($170,000). If any of the payments required by this Section 2.02 is not paid on the required date, such nonpayment shall constitute an Event of Default hereunder automatically and without any further action required of any Lender.”

2.       All terms and conditions of the Note Amendment Agreement shall, except as amended and modified by this Amendment, will remain in full force and effect and all rights, duties, obligations and responsibilities of the parties thereto shall be governed and determined by the Note Amendment Agreement as the same has been amended and modified by this Amendment.

3.       THIS AMENDMENT IS TO BE CONSTRUED UNDER THE LAWS OF THE STATE OF TEXAS.

4.       This Amendment shall be of no force and effect until receipt and execution of it by the Borrower, the Subsidiaries identified on the signature pages hereto, and the Lender. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall be deemed one instrument, by facsimile signature or by e-mail delivery of a “.pdf” format data file signature of any of the parties, each of which shall be deemed an original for all purposes.

[Signature page follows.]

Amendment to Trust Note Amendment Agreement – Page 1

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Amendment to the Trust Note Amendment Agreement as of the date first written above.

BORROWER:

TORCHLIGHT ENERGY RESOURCES, INC.,
a Nevada corporation

By	/s/ John Brda
John Brda
President

SUBSIDIARIES:

HUDSPETH OIL CORPORATION,
a Texas corporation

By	/s/ John Brda
Name: John Brda
Title: President

TORCHLIGHT ENERGY, INC.,
a Texas corporation

By	/s/ John Brda
Name: John Brda
Title: President

TORCHLIGHT HAZEL, LLC,
a Texas Limited Liability Company

By	/s/ John Brda
Name: John Brda
Title: President

Amendment to Trust Note Amendment Agreement – Page 2

LENDER:

THE DAVID A. STRAZ, JR., IRREVOCABLE TRUST DTD 11/11/1986, as a Lender

By:	/s/ Christopher M. Straz
Christopher M. Straz
Co-Trustee

By:	The Northern Trust Company, Co-Trustee

	By:	/s/ Thomas M. Lara
Thomas M. Lara
Vice President

Amendment to Trust Note Amendment Agreement – Page 3